UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 8, 2008 (May 7, 2008)

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 7, 2008, First Place Financial Corp. (First Place) and Camco Financial Corporation (Camco) entered into an Agreement and Plan of Merger (Merger Agreement) pursuant to which First Place has agreed to acquire Camco. Under the terms of the Merger Agreement, First Place Bank (Bank), a federal savings association and wholly-owned subsidiary of First Place and Advantage Bank (Camco Bank), an Ohio chartered bank and wholly-owned subsidiary of Camco, will enter into a Plan of Merger that provides for the merger of Camco Bank into the Bank with the Bank as the surviving institution.

Under the terms of the Merger Agreement, Camco shareholders will be entitled to receive for each share of Camco common stock either $13.58 in cash or 0.97 shares of First Place common stock, or any combination thereof, subject to election and allocation procedures which are intended to ensure that 26.5 percent of Camco shares will be exchanged for cash and 73.5 percent of Camco shares will be exchanged for First Place common stock. First Place common stock received by Camco shareholders is expected to qualify as a tax-free exchange.

The transaction is expected to close in the fourth quarter of 2008, pending regulatory approval, approval of the transaction by both First Place and Camco shareholders and the satisfaction of other customary closing conditions.

The Merger Agreement is attached hereto as Exhibit 2.1 to this Form 8-K and is incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure

At 10:00 a.m. on May 7, 2008, First Place held a webcast and conference call to discuss the Merger Agreement to acquire Camco. In connection with this call, Steven R. Lewis, President and Chief Executive Officer and David W. Gifford, Chief Financial Officer discussed and presented slides summarizing the transaction. Those slides are included in Exhibit 99.1, which is attached hereto and which is incorporated herein by reference.

Item 8.01 Other Events

On May 7, 2008, First Place issued a joint press release with Camco announcing that First Place and Camco have reached a definitive agreement for First Place to acquire Camco. That release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated May 7, 2008, by and among First Place Financial Corp. and Camco Financial Corporation.

99.1	Slides summarizing the definitive agreement for First Place to acquire Camco.

99.2	Press release of First Place dated May 7, 2008, announcing that First Place and Camco have reached a definitive agreement for First Place to acquire Camco.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: May 7, 2008	By:	/s/ David W. Gifford
David W. Gifford
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated May 7, 2008, by and among First Place Financial Corp. and Camco Financial Corporation.

99.1	Slides summarizing the definitive agreement for First Place to acquire Camco.

99.2	Press release of First Place dated May 7, 2008, announcing that First Place and Camco have reached a definitive agreement for First Place to acquire Camco.

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